                                                                    Exhibit 20.1

                                                         Chase Manhattan Bank USA, N.A.
                                                      Monthly Certificateholder's Statement

                                                         Chase Credit Card Master Trust
                                                                  Series 1995-4
                                                                                                    Distribution Date:    02/15/2000

Section 5.2 - Supplement                                             Class A           Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                         0.00           0.00           0.00                0.00

(ii)    Monthly Interest Distributed                                  4,778,447.92     347,808.43     194,944.84        5,321,201.19
        Deficiency Amounts                                                    0.00           0.00                               0.00
        Additional Interest                                                   0.00           0.00                               0.00
        Accrued and Unpaid Interest                                                                         0.00                0.00

(iii)   Collections of Principal Receivables                         39,880,140.69   2,848,505.52   4,747,711.76       47,476,357.97

(iv)    Collections of Finance Charge Receivables                     4,564,427.40     326,021.83     543,392.91        5,433,842.14

(v)     Aggregate Amount of Principal Receivables                                                                  19,295,629,355.22

                                                 Investor Interest  300,000,000.00  21,428,000.00  35,714,857.14      357,142,857.14
                                                 Adjusted Interest  300,000,000.00  21,428,000.00  35,714,857.14      357,142,857.14

                                                     Series
        Floating Investor Percentage                       1.85%            84.00%          6.00%         10.00%             100.00%
        Fixed Investor Percentage                          1.85%            84.00%          6.00%         10.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.81%
                30 to 59 days                                                                                                  1.27%
                60 to 89 days                                                                                                  0.91%
                90 or more days                                                                                                2.01%
                                                                                                                   -----------------
                                                 Total Receivables                                                           100.00%

(vii)   Investor Default Amount                                       1,524,738.41     108,906.98     181,519.38        1,815,164.77

(viii)  Investor Charge-Offs                                                  0.00           0.00           0.00                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                            0.00           0.00           0.00

(x)     Servicing Fee                                                   250,000.00      17,856.67      29,762.38          297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        12.21%

(xii)   Reallocated Monthly Principal                                                        0.00           0.00                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                300,000,000.00  21,428,000.00  35,714,857.14      357,142,857.14

(xiv)   LIBOR                                                                                                               6.10125%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Interest Funding Account Balance                              3,150,625.00     229,324.24                       3,379,949.24

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Interest Funding Account Investment Proceeds                                                                       14,787.17

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                               7,478,853.78     538,475.20     513,630.53        8,530,959.50

(xxii)  Certificate Rate                                                  6.30125%       6.42125%       6.33875%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                                                         Chase Manhattan Bank USA, N.A.
                                                     Monthly Certificateholder's Statement

                                                         Chase Credit Card Master Trust
                                                                 Series 1995-4
                                                                                                  Distribution Date:     03/15/2000

Section 5.2 - Supplement                                             Class A       Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                         0.00           0.00            0.00               0.00

(ii)    Monthly Interest Distributed                                          0.00           0.00      196,943.88         196,943.88
        Deficiency Amounts                                                    0.00           0.00                               0.00
        Additional Interest                                                   0.00           0.00                               0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                         38,946,444.29   2,781,814.69    4,636,555.65      46,364,814.63

(iv)    Collections of Finance Charge Receivables                     4,634,255.10     331,009.39      551,705.86       5,516,970.36

(v)     Aggregate Amount of Principal Receivables                                                                  19,714,840,688.11

                                                 Investor Interest  300,000,000.00  21,428,000.00   35,714,857.14     357,142,857.14
                                                 Adjusted Interest  300,000,000.00  21,428,000.00   35,714,857.14     357,142,857.14

                                                      Series
        Floating Investor Percentage                        1.81%           84.00%          6.00%          10.00%            100.00%
        Fixed Investor Percentage                           1.81%           84.00%          6.00%          10.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      96.07%
                 30 to 59 days                                                                                                 1.22%
                 60 to 89 days                                                                                                 0.84%
                 90 or more days                                                                                               1.87%
                                                                                                                   -----------------
                                                 Total Receivables                                                           100.00%

(vii)   Investor Default Amount                                       1,457,895.49     104,132.62      173,561.76       1,735,589.87

(viii)  Investor Charge-Offs                                                  0.00           0.00            0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                            0.00           0.00            0.00

(x)     Servicing Fee                                                   250,000.00      17,856.67       29,762.38         297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        12.71%

(xii)   Reallocated Monthly Principal                                                        0.00            0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                300,000,000.00  21,428,000.00   35,714,857.14     357,142,857.14

(xiv)   LIBOR                                                                                                               6.11000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Interest Funding Account Balance                                      0.00           0.00                               0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Interest Funding Account Investment Proceeds                                                                          718.81

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                               4,384,925.99     313,200.65      521,943.48       5,220,070.12

(xxii)  Certificate Rate                                                  6.31000%       6.43000%        6.40375%

------------------------------------------------------------------------------------------------------------------------------------

       By:
                --------------------------------
       Name:    Patricia M. Garvey
       Title:   Vice President

                                                         Chase Manhattan Bank USA, N.A.
                                                      Monthly Certificateholder's Statement

                                                         Chase Credit Card Master Trust
                                                                  Series 1995-4
                                                                                                  Distribution Date:      04/17/2000

Section 5.2 - Supplement                                                Class A        Class B      Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                          0.00           0.00           0.00               0.00

(ii)    Monthly Interest Distributed                                           0.00           0.00     191,322.51         191,322.51
        Deficiency Amounts                                                     0.00           0.00                              0.00
        Additional Interest                                                    0.00           0.00                              0.00
        Accrued and Unpaid Interest                                                                          0.00               0.00

(iii)   Collections of Principal Receivables                          42,387,972.99   3,027,631.62   5,046,268.00      50,461,872.61

(iv)    Collections of Finance Charge Receivables                      4,846,280.08     346,153.63     576,947.34       5,769,381.05

(v)     Aggregate Amount of Principal Receivables                                                                  19,530,359,628.90

                                                Investor Interest    300,000,000.00  21,428,000.00  35,714,857.14     357,142,857.14
                                                Adjusted Interest    300,000,000.00  21,428,000.00  35,714,857.14     357,142,857.14

                                                      Series
        Floating Investor Percentage                          1.83%          84.00%          6.00%         10.00%            100.00%
        Fixed Investor Percentage                             1.83%          84.00%          6.00%         10.00%            100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       96.28%
                30 to 59 days                                                                                                  1.11%
                60 to 89 days                                                                                                  0.83%
                90 or more days                                                                                                1.78%
                                                                                                                   -----------------
                                                Total Receivables                                                            100.00%

(vii)   Investor Default Amount                                        1,461,804.51     104,411.82     174,027.13       1,740,243.47

(viii)  Investor Charge-Offs                                                   0.00           0.00           0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                             0.00           0.00           0.00

(x)     Servicing Fee                                                    250,000.00      17,856.67      29,762.38         297,619.05

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.57%

(xii)   Reallocated Monthly Principal                                                         0.00           0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                 300,000,000.00  21,428,000.00  35,714,857.14     357,142,857.14

(xiv)   LIBOR                                                                                                               6.11000%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvi)   Interest Funding Account Balance                               1,630,083.33     118,645.65                      1,748,728.98

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xix)   Interest Funding Account Investment Proceeds                                                                        8,424.97

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                                4,604,143.40     328,858.62     547,184.95       5,480,186.97

(xxii)  Certificate Rate                                                   6.31000%       6.43000%       6.65000%

------------------------------------------------------------------------------------------------------------------------------------

       By:
               --------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President